CONSOLIDATED BALANCE SHEETS (Parentheticals) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Jan. 01, 2011
allowance for for doubtful accounts (in Dollars)	$ 284	$ 121
Common stock, par value (in Dollars per share)	$ 0.0025	$ 0.0025
Common stock, shares authorized	20,000,000	20,000,000
Common stock, shares issued	5,041,367	4,869,469
Common stock, shares outstanding	5,041,367	4,869,469